UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 18, 2005

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501

(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011

(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On November 12, 2004, Barnes & Noble, Inc. (the “Company”) completed its tax-free spin-off of GameStop Corp. (“GameStop”) to Barnes & Noble, Inc. stockholders. Due to the spin-off, the Company has reflected GameStop’s results on a discontinued operations line on the Company’s financial statements. For informational purposes, in the Consolidated Statements of Operations attached hereto as Exhibit 99.1, the Company is providing the break out of each of the four quarters and the full year ended January 29, 2005 reflecting the results of GameStop on a discontinued operations line. The Consolidated Statements of Operations also reflect the correction of accounting for leases as more fully discussed in the Form 8-K furnished with the Securities and Exchange Commission on March 17, 2005 pursuant to Items 2.02, 4.02(a) and 9.01(c) therein.

Item 9.01 Financial Statements and Exhibits

     (c)       Exhibits

99.1	Consolidated Statements of Operations for the four quarters and full year ended January 29, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)
By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date: March 18, 2005

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Consolidated Statements of Operations for the four quarters and full year ended January 29, 2005